UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

Invesco Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				001-13908	98-0557567
(State or Other Jurisdiction of Incorporation or Organization)				(Commission File No.)	(I.R.S. Employer Identification No.)

1555 Peachtree Street, N.E.,	Suite 1800,	Atlanta,	GA		30309
(Address of Principal Executive Offices)					(Zip Code)
(404) 892-0896
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.20 par value	IVZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On February 15, 2023, Invesco Ltd. (the “Company”) increased the size of its Board of Directors (the “Board”) from 11 to 13 directors and appointed Ms. Elizabeth S. Johnson as a Director effective as of February 15, 2023 and Mr. Thomas P. Gibbons as a Director effective as of April 24, 2023. The Board has appointed each of Ms. Johnson and Mr. Gibbons as a member of each of the Audit, Compensation and Nomination and Corporate Governance committees effective concurrently with the commencement of her or his respective Board service.

Ms. Johnson is the Chief Experience Officer and Head of ESG of Citizens Financial Group, Inc. (“Citizens Financial”). Prior to her current roles at Citizens Financial, Ms. Johnson was the Chief Marketing Officer and Head of Virtual Channels of Citizens Financial. Prior to joining Citizens Financial, Ms. Johnson worked at Bain and Company, Inc. Ms. Johnson received a B.A. in Economics and Mathematical Methods in Social Sciences from Northwestern University and a M.B.A. from Stanford University Graduate School of Business.

Mr. Gibbons retired in 2022 as the Chief Executive Officer and a member of the board of directors of BNY Mellon (“BNYM”). Prior to becoming Chief Executive Officer, Mr. Gibbons held numerous leadership roles at BNYM, including as Vice Chairman and CEO of Clearing, Markets and Client Management, Chief Financial Officer, and roles in risk, finance and client management. Mr. Gibbons received a B.S. in Business Administration from Wake Forest University and an M.B.A. from Pace University.

Each of Ms. Johnson and Mr. Gibbons will receive the same compensation from the Company as the other non-employee members of the Board of Directors.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on February 15, 2023, announcing the appointment of each of Ms. Johnson and Mr. Gibbons to the Board of Directors of the Company, which is furnished as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 15, 2023, issued by Invesco Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Robert H. Rigsby
Name: Robert H. Rigsby
Title: Company Secretary
Date: February 15, 2023